                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): April 26, 2004

                                 ANADIGICS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-25662             22-2582106
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File      (I.R.S. Employer
of incorporation)                Number)               Identification No.)


35 Technology Drive
Warren, New Jersey                                            07059
-------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (908) 668-5000
-------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release issued by ANADIGICS, Inc. dated April 26, 2004.

Item 12. Results of Operations and Financial Condition.

On April 26, 2004, ANADIGICS, Inc. issued a press release announcing its financial results for the first quarter 2004. A copy of the press release is furnished as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                ANADIGICS, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except share and per share amounts)


                                                                              April 3, 2004        December 31, 2003
                                                                          --------------------     -----------------
Assets

Current assets:
        Cash, short-term investments, and cash equivalents                $            64,329      $         72,655
        Accounts receivable                                                            11,110                12,074
        Inventory                                                                      12,444                10,321
        Prepaid expenses and other current assets                                       5,213                 3,243
                                                                          --------------------     -----------------
Total current assets                                                                   93,096                98,293

Marketable securities                                                                  45,074                48,975

Plant and equipment, net                                                               51,246                55,242

Goodwill and other intangibles, net of amortization                                     6,335                 1,788
Other assets                                                                            3,315                 3,600
                                                                          --------------------     -----------------
                                                                          $           199,066      $        207,898
                                                                          ====================     =================

Liabilities and stockholders' equity

Current liabilities:
        Accounts payable                                                               $9,645                $9,497
        Accrued liabilities                                                             4,225                 5,618
        Accrued restructuring costs                                                     1,575                 1,994
        Current maturities of capital lease obligations                                    66                    84
                                                                          --------------------     -----------------
Total current liabilities                                                              15,511                17,193

Other long-term liabilities                                                             3,018                 2,959
Long-term debt, less current portion                                                   66,700                66,700

Stockholders' equity                                                                  113,837               121,046
                                                                          --------------------     -----------------
                                                                          $           199,066      $        207,898
                                                                          ====================     =================

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

                                ANADIGICS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
           (Amounts in thousands, except share and per share amounts)


                                                                                      Three Months Ended
                                                                          ------------------------------------------
                                                                             April 3, 2004         Mar. 29, 2003
                                                                          --------------------   -------------------
                                                                              (Unaudited)            (Unaudited)
Net sales                                                                 $            21,195    $           16,087
Cost of sales                                                                          19,175                16,079
                                                                          --------------------   -------------------
Gross profit                                                                            2,020                     8
Research and development expenses                                                       8,902                 7,157
Selling and administrative expenses                                                     5,790                 4,518
Restructuring and other charges                                                             -                   625
                                                                          --------------------   -------------------
Operating loss                                                                        (12,672)              (12,292)
Interest income                                                                           659                 1,013
Interest expense                                                                         (940)                 (941)
Other income (expense)                                                                    201                   (21)
                                                                          --------------------   -------------------
Loss before income taxes                                                              (12,752)              (12,241)
Benefit for income taxes                                                                    -                     -
                                                                          --------------------   -------------------
Net loss                                                                  $           (12,752)   $          (12,241)
                                                                          ====================   ===================



Basic and diluted loss per share
Net loss                                                                  $             (0.40)   $            (0.40)
                                                                          ====================   ===================

Weighted average common and
    dilutive securities outstanding                                                31,657,899            30,674,033
                                                                          ====================   ===================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ANADIGICS, INC.
Date: April 26, 2004


By:  /s/ Thomas C. Shields
     ----------------------------------
     Name:  Thomas C. Shields
     Title:  Chief Financial Officer





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                                  EXHIBIT INDEX

Number         Description
------         -----------
99.1           Press Release issued by ANADIGICS, Inc. dated April 26, 2004




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